EXHIBIT 10.1

FIRST AMENDMENT AGREEMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT AGREEMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into effective as of December __, 2014 by and among GTT Communications, Inc., a Delaware corporation; Global Telecom & Technology Americas, Inc., a Virginia corporation; GTT Global Telecom Government Services, LLC, a Virginia limited liability company; NLayer Communications, Inc., an Illinois corporation; PacketExchange (USA), Inc., a Delaware corporation; PacketExchange, Inc., a Delaware corporation; TEK Channel Consulting, LLC, a Colorado limited liability company; WBS Connect LLC, a Colorado limited liability company; Communication Decisions SNVC, LLC, a Virginia limited liability company; CORE180, LLC, a Delaware limited liability company; Electra, Ltd., a Virginia corporation; IDC Global, Inc., a Delaware corporation, and NT Network Services, LLC, a Delaware limited liability company, GTT 360, Inc., a Delaware corporation, Wall Street Network Solutions, LLC, a Delaware limited liability company, American Broadband, Inc., a Delaware corporation, Airband Communications, Inc., a Delaware corporation, Sparkplug, Inc., a Delaware corporation, Trinity Networks, LLC, a Missouri limited liability company, Sparkplug Central, Inc., a Delaware corporation, Sparkplug Southwest, LLC, an Arizona limited liability company, AZX Connect, LLC, an Arizona limited liability company, CNG Communications, Inc., a Delaware corporation, Renaissance Networking, Inc., an Arizona corporation, Sparkplug Las Vegas, Inc., a Nevada corporation (jointly and severally, the “Borrowers”, and each a “Borrower”) each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), WEBSTER BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Webster Bank, N.A., as sole and exclusive Lead Arranger, East West Bank and Fifth Third Bank as Co-Documentation Agents, Pacific Western Bank as Syndication Agent and Webster Bank, N.A., as L/C Issuer (in such capacity, the “L/C Issuer”).

Introduction

A.           Borrowers, Lenders and Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of August 6, 2014, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans and to provide certain other financial accommodations to Borrowers.

B.           GTT Communications, Inc. desires to effect a sale of its Equity Interests  (the “2014 Issuance”) consisting of up to 7,500,000 shares of its common stock at a minimum per-share price of $10.00 through an offering.

C.           By the terms of the Credit Agreement, the 2014 Issuance will not constitute an Excluded Issuance unless a Permitted Acquisition is (x) identified to the Lenders within 180 days after such issuance, and (y) consummated within 365 days of such issuance, and all proceeds of the 2014 Issuance are required to be promptly applied to the repayment of the Loans as set forth in Section 2.05(b)(v) of the Credit Agreement upon failure to meet the time periods set forth in either of the foregoing clauses (x) or (y) (the “Mandatory Prepayment”).

D.           The Borrowers have requested that the Required Lenders amend the Credit Agreement, solely with respect to the 2014 Issuance, to postpone the date of the Mandatory Prepayment until the Maturity Date.

E.           The Administrative Agent and the Required Lenders are willing to amend the Mandatory Prepayment in connection with the 2014 Issuance as expressly provided below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1.   Amendments to the Credit Agreement.

(a)   Amendments to Section 1.01 (Defined Terms).  Section 1.01 of the Credit Agreement is hereby amended by:

(i)           adding the following definitions alphabetically therein:

“2014 Issuance” has the meaning set forth in the introduction to the First Amendment.

“First Amendment Effective Date” means the date upon which all conditions precedent to the First Amendment Agreement relating to this Credit Agreement shall have been satisfied or waived by the Administrative Agent.

(b)   Amendment to “Excluded Issuance” definition.  The definition of “Excluded Issuance” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety, and inserting in lieu thereof the following::

“Excluded Issuance” means the issuance of equity securities by any Loan Party at any time when no Default or Event of Default has occurred and is continuing (or would result therefrom) (1) to members of the management, employees or directors of any Loan Party or any (including, without limitation, issuances pursuant to employee benefit plans, stock option or other compensation arrangements, stock purchase programs and equity plans) or to any consultants of a Loan Party, (2) to any Person (or such Person’s Affiliates) that owns equity securities of any Loan Party (other than the Parent) as of the Second Restatement Date or which holds any preemptive or similar rights to own equity securities as of the Second Restatement Date, (3) to any Person, the proceeds of which will be used, within 180 days following the issuance thereof, to make (i) Capital Expenditures, and (ii) Investments of the type permitted by the terms of Section 7.03 (excluding Section 7.03(g)), (4) to the Parent or any Subsidiary of the Parent by any Subsidiary of the Parent, or (5) in order to consummate a Permitted Acquisition which is (x) identified to the Lenders within 180 days after such issuance, and (y) consummated within 365 days of such issuance (all proceeds of such issuance to be promptly applied to the prepayment of the Loans as set forth in Section 2.05(b)(v) upon failure to meet the time periods set forth in either of the foregoing clauses (x) or (y), provided, that solely in the case of the 2014 Issuance, regardless of the

2

Borrowers’ failure to meet the time periods set forth in either of the foregoing clauses (x) or (y), proceeds of the 2014 Issuance (or available funds in an amount equal thereto) shall be applied to repayment of the Loans on the Maturity Date) or (6) by the Parent in connection with the WSNS Acquisition, in an aggregate amount not to exceed $1,000,000. For purposes of clarity, the obligation of the Borrowers to repay proceeds of the 2014 Issuance (or available funds in an amount equal thereto) on the Maturity Date (in the event the 2014 Issuance does not constitute an Excluded Issuance) is part of, but not in addition to, the Borrowers’ obligation to repay all outstanding Loans and other Obligations on the Maturity Date.”

2.   A.           Representations and Warranties.  Each Borrower hereby represents and warrants to the Lenders that:

(a)   The execution, delivery, and performance of this First Amendment, the Credit Agreement and the other Loan Documents (i) are within such Borrower’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) do not require any approval or consent of any Person under any contractual obligation of such Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its Organization Documents or (C) any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b)   this First Amendment has been duly executed and delivered by such Borrower;

(c)   this First Amendment, the Credit Agreement and the other Loan Documents constitute such Borrower’s legal, valid, and binding obligations, enforceable against such Borrower in accordance with their respective terms;

(d)   such Borrower is in compliance with all of the terms and provisions set forth in the Credit Agreement and each of the other Loan Documents, each as amended hereby, on its part to be observed or performed on or prior to the date hereof in all material respects;

(e)   no Default or Event of Default has occurred and is continuing; and

(f)   since the Second Restatement Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

B.           Conditions Precedent to First Amendment Effective Date:  The satisfaction of each of the following, unless waived or deferred by the Administrative Agent, in its sole discretion, shall constitute conditions precedent to the effectiveness of this First Amendment (the date of satisfaction of each of the conditions set forth below being referred to as the “First Amendment Effective Date”):

(i) The Administrative Agent shall have received two (2) copies of this First Amendment executed by each of the Borrowers and the Required Lenders; and

3

(ii) no Default or Event of Default shall have occurred and be continuing.

3.   Reaffirmation.  Borrowers, Administrative Agent and Lenders each reaffirm all of their respective obligations under the Credit Agreement and the other Loan Documents, each as amended hereby.

4.   Effect on Credit Agreement.  The execution, delivery, and performance of this First Amendment shall not operate as a waiver of or, except as expressly provided herein, as an amendment of, any right, power, or remedy of the Administrative Agent or Lenders under the Credit Agreement or any other Loan Document.  Except to the extent expressly amended hereby, the Credit Agreement and all other Loan Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of each Borrower.

5.   No Novation; Entire Agreement.  This First Amendment evidences solely the amendment of the terms and provisions of the Borrowers’ obligations under the Credit Agreement specified herein and is not a novation or discharge thereof.  There are no other understandings, express or implied, among Lenders and Borrowers regarding the subject matter hereof.

6.   Choice of Law.  The validity of this First Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

7.   Definitions and Construction.  Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement, as amended hereby.  Upon and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

8.   Counterparts; Delivery by Facsimile or Electronic Mail.  This First Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this First Amendment.  Any party delivering an executed counterpart of this First Amendment by facsimile or electronic mail also shall deliver a manually executed counterpart of this First Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

[signatures on the following page]

4

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

GTT COMMUNICATIONS, INC., f/k/a GLOBAL TELECOM & TECHNOLOGY, INC., as Borrower, Parent and Lead Borrower

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

NLAYER COMMUNICATIONS, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

PACKETEXCHANGE (USA), INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

  Signature Page to First Amendment to
Second Amended and Restated Credit Agreement

PACKETEXCHANGE INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

TEK CHANNEL CONSULTING, LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

WBS CONNECT LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

COMMUNICATION DECISIONS - SNVC, LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

CORE180, LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

ELECTRA LTD.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement

IDC GLOBAL, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

NT NETWORK SERVICES, LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

GTT 360, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

WALL STREET NETWORK SOLUTIONS, LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

AMERICAN BROADBAND, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

AIRBAND COMMUNICATIONS, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

SPARKPLUG CENTRAL, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement

SPARKPLUG SOUTHWEST, LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

AZX CONNECT, LLC

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

CNG COMMUNICATIONS, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

RENAISSANCE NETWORKING, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

SPARKPLUG LAS VEGAS, INC.

By:	/s/ Michael Bauer
Name: Michael Bauer
Title: CFO

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT
AND REQUIRED LENDERS:

WEBSTER BANK, N.A., as Administrative Agent and Lender

By:	/s/ Andre Paquette
Name: Andre Paquette
Title: Senior Vice President

WEBSTER BANK, N.A., as L/C Issuer

By:	/s/ Andre Paquette
Name: Andre Paquette
Title: Senior Vice President

NEWSTAR LOAN FUNDING, LLC
By: NewStar Financial, Inc., its Manager

By:	/s/ Jeffrey R. Greene
Name: Jeffrey R. Greene
Title: Managing Director

NEWSTAR COMMERCIAL LOAN
TRUST 2007-1
By: NewStar Financial, Inc., as Servicer

By:	/s/ Jeffrey R. Greene
Name: Jeffrey R. Greene
Title: Managing Director

NEWSTAR COMMERCIAL LOAN
FUNDING 2012-2 LLC
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name: Jeffrey R. Greene
Title: Managing Director

NEWSTAR ARLINGTON SENIOR LOAN PROGRAM LLC
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name: Jeffrey R. Greene
Title: Managing Director

PACIFIC WESTERN BANK

By:	/s/ Robert Dailey
Name: Robert Dailey
Title: Senior Vice Presdient

CIT FINANCE LLC

By:	/s/ Pauline Roh
Name: Pauline Roh
Title: Vice President